SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary proxy statement               |_| Confidential, For use of the
|X| Definitive proxy statement                    Commission only (as permitted
|_| Definitive additional materials               by Rule 14a-6(e)(2))
|_| Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12


                           TITAN PHARMACEUTICALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                           TITAN PHARMACEUTICALS, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    ----------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
(5) Total fee paid:

    ----------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

    ----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

(3) Filing Party:

    ----------------------------------------------------------------------------
(4) Date Filed:

    ----------------------------------------------------------------------------


------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           TITAN PHARMACEUTICALS, INC.

                           400 Oyster Point Boulevard
                                    Suite 505
                      South San Francisco, California 94080

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 24, 1998

                                   ----------

To the Shareholders of
Titan Pharmaceuticals, Inc.

     Notice is hereby given that the Annual Meeting of the Shareholders of Titan Pharmaceuticals, Inc. (the "Company") will be held on July 24, 1998 at 9:00 a.m. local time at the offices of the Company, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080. The meeting is called for the following purpose:

     1.   To elect a board of eight directors;

     2.   To approve and ratify the Company's 1998 Stock Option Plan;

     3. To approve the appointment of Ernst & Young LLP as the independent auditors of the Company; and

     4. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     The close of business on June 22, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed. A list of the shareholders entitled to vote at the meeting may be examined at the Company's offices during the ten-day period preceding the meeting.

     All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.


                                          By Order of the Board of Directors,


                                          Louis R. Bucalo, M.D.
                                          President and Chief Executive Officer



Dated:  June 29, 1998

                           TITAN PHARMACEUTICALS, INC.

                           400 Oyster Point Boulevard
                                    Suite 505
                      South San Francisco, California 94080

                                   ----------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Titan Pharmaceuticals, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at the offices of the Company, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on July 24, 1998, at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Any shareholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address.

     If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption "Election of Directors."

     The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company's shareholders is June 29, 1998.

     Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby cancelling any proxy previously given.

                                VOTING SECURITIES

     Only holders of shares of Common Stock, $.001 par value per share (the "Shares"), and the holders of shares of Series D Convertible Preferred Stock, $.001 par value per share (the "Preferred Shares"), of record at the close of business on June 22, 1998 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 13,118,508 Shares and 606,061 Preferred Shares. For purposes of voting at the meeting, each Share and each Preferred Share are entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Shares and Preferred Shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the Shares and Preferred Shares so represented is necessary to elect the nominees for election as directors and the affirmative vote of a majority of the Shares and Preferred Shares so represented, excluding broker non-votes, is necessary to approve and ratify the 1998 Stock Option Plan and the appointment of Ernst & Young, LLP, independent certified public accountants as the independent auditors of the Company. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a shareholder, present in person or by proxy, abstains on any matter, the shareholder's shares will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter even though the shareholder may interpret such action differently. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of June 22, 1998, certain information concerning the beneficial ownership of the Shares by (i) each shareholder known by the Company to own beneficially five percent or more of the outstanding Shares; (ii) each director of the Company; (iii) each executive officer of the Company; and (iv) all executive officers and directors of the Company as a group, and their percentage ownership and voting power.

                                               Shares
                                            Beneficially      Percent of Shares
Name and Address of Beneficial Owner (1)     Owned (2)        Beneficially Owned
----------------------------------------    ------------      ------------------
Louis R. Bucalo, M.D. (3) ..............      449,668 (4)           3.4%
Ernst-Gunter Afting, M.D., Ph.D. .......        5,500 (5)            *
Richard C. Allen, Ph.D.(3) .............       70,897 (6)            *
Victor J. Bauer, Ph.D. .................        2,500 (5)            *
Sunil R. Bhonsle (3) ...................      152,429 (7)           1.1%
Robert E. Farrell (3) ..................       10,000                *
Michael K. Hsu .........................       27,846 (8)            *
Hubert Huckel, M.D. ....................        8,000 (5)            *
Marvin E. Jaffe, M.D. ..................        8,000 (5)            *
Lindsay A. Rosenwald, M.D. .............      665,534 (9)           5.0%
Konrad M. Weis, Ph.D. ..................       79,352 (10)           *
Kenneth J. Widder, M.D. ................       20,737 (8)            *
Invesco Trust Company ..................    1,220,538 (11)          9.3%
    7800 E. Union Avenue
    Denver, CO  80237
Wisdom Tree Capital, Inc. ..............      964,825               7.4%
    1633 Broadway, 38th Floor
    New York, NY 10019
All executive officers and directors
    as a group (12 persons) ............    1,500,463              10.8%

----------

 *   Less than one percent.

(1) Unless otherwise indicated, the address of such individual is c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

(2) In computing the number of Shares beneficially owned by a person and the percentage ownership of a person, shares of common stock of the Company subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Shares.

(3) On June 19, 1998, in an option repricing transaction, Dr. Bucalo, Dr. Allen, Mr. Bhonsle and Mr. Farrell exchanged 433,088, 61,961, 175,086 and 150,000 of their options, respectively, for new options. Although the new options vest on a comparable basis to the old options, the new options are not exercisable for six months and are therefore now excluded from such individuals' holdings.

(4)  Includes 149,437 Shares issuable upon exercise of outstanding options.

(5)  Represents Shares issuable upon exercise of outstanding options.

(6)  Includes 65,897 Shares issuable upon exercise of outstanding options.

(7)  Includes 140,429 Shares issuable upon exercise of outstanding options.

(8)  Includes 13,117 Shares issuable upon exercise of outstanding options.

(9)  Includes (i) 90,084 Shares held by entities owned by Mr. Rosenwald, and
     (ii) 272,654 Shares issuable upon exercise of outstanding options and warrants. Does not include (i) 94,589 Shares held by his wife; (ii) 40,536 Shares held by his wife in trust for the benefit of their children; (iii) 585,718 Shares held by or underlying warrants held by Venturetek L.P., a limited partnership, the limited partners of which include Dr. Rosenwald's wife and children; or (iv) Shares underlying Class A Warrants held by The Aries Trust and The Aries Domestic Fund L.P. as to which Dr. Rosenwald serves as investment manager and President of the general partner, respectively. Dr. Rosenwald disclaims beneficial ownership as to all of such Shares. See "Certain Transactions."

(10) Includes 35,117 Shares issuable upon exercise of warrants and outstanding options.

(11) Represents Shares held by three mutual funds managed by Invesco Funds Group, Inc. or Invesco Trust Company.

                                   ----------

     The following table sets forth, as of June 22, 1998, certain information concerning the beneficial ownership of the Preferred Shares by the sole shareholder of the Preferred Shares and such shareholder's percentage ownership and voting power.

Name and Address of                 Preferred Shares     Percent of Preferred
 Beneficial Owner                  Beneficially Owned  Shares Beneficially Owned
 ----------------                  ------------------  -------------------------
Novartis Pharma AG ...........         606,061 (1)              100%
Lichtrasse 35
CH - 4002
Basel, Switzerland

----------

(1) Constitutes all of the outstanding Preferred Shares. The Preferred Shares are convertible into Shares based on a conversion price equal to the market price during a period to be specified within the first two fiscal quarters of 1999, subject to a floor of $7.50 and a ceiling of $9.00. Accordingly, upon conversion of the Preferred Shares, the Company will issue a minimum of 555,555 and a maximum of 666,666 Shares. Novartis Pharma AG may be deemed to beneficially own 4.4% of the Shares as of June 22, 1998.

                               EXECUTIVE OFFICERS

     The following sets forth the names and ages of the executive officers of the Company, their respective positions and offices, and their respective principal occupations or employments during the last five years.

         Name                         Age                  Office
         ----                         ---                  ------

Louis R. Bucalo, M.D. .............    39     President, Chief Executive Officer
                                                 and Director

Sunil R. Bhonsle ..................    48     Executive Vice President and Chief
                                                Operating Officer

Richard C. Allen, Ph.D. ...........    55     Executive Vice President

Robert E. Farrell .................    48     Executive Vice President and Chief
                                                Financial Officer


     LOUIS R. BUCALO, M.D., is a co-founder of the Company and of each of the Company's operating companies -- Ingenex, Inc., ProNeura, Inc. ("ProNeura") and Theracell, Inc. ("Theracell") (the "Operating Companies") -- and has served as the Company's President and Chief Executive Officer since January 1993. Dr. Bucalo has served as a director of the Company since March 1993. Dr. Bucalo also serves as Chairman of the Board of each of the Operating Companies except Theracell and as Chief Executive Officer of ProNeura. From July 1990 to April 1992, Dr. Bucalo was Associate Director of Clinical Research at Genentech, Inc., a biotechnology company. Dr. Bucalo holds an M.D. from Stanford University and a B.A. in biochemistry from Harvard University.

     SUNIL R. BHONSLE joined the Company as Executive Vice President and Chief Operating Officer in September 1995. Mr. Bhonsle served in various positions, including Vice President and General Manager, Plasma Supply and Manager, Inventory and Technical Planning, at Bayer Corporation from July 1975 until April 1995. Mr. Bhonsle holds an M.B.A. from the University of California at Berkeley and a B.Tech. in chemical engineering from the Indian Institute of Technology.

     RICHARD C. ALLEN, PH.D., joined the Company as Executive Vice President in August 1995. He also currently serves as President and Chief Executive Officer of Theracell, which he joined in January 1995 and President and Chief Operating Officer of ProNeura. From June 1991 until December 1994, Dr. Allen was Vice President and General Manager of the Neuroscience Strategic Business Unit of Hoechst-Roussel Pharmaceuticals, Inc. Dr. Allen holds a Ph.D. in medicinal chemistry and a B.S. in pharmacy from the Medical College of Virginia.

     ROBERT E. FARRELL joined the Company as Executive Vice President and Chief Financial Officer in September 1996. Mr. Farrell was employed by Fresenius USA, Inc. from 1991 until August 1996 where he served in various capacities, including Vice President Administration, Chief Financial Officer and General Counsel. His last position was Corporate Group Vice President. Mr. Farrell holds a B.A. from University of Notre Dame and a J.D. from Hastings College of Law, University of California.

                              ELECTION OF DIRECTORS

     At the meeting, eight directors will be elected by the shareholders to serve until the next Annual Meeting of Shareholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of the eight persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the Management.

     The following sets forth the names and ages of the eight nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

         Name                              Age              Office
         ----                              ---              ------

Louis R. Bucalo, M.D.(1) ...............    39   President, Chief Executive
                                                   Officer & Director
Victor J. Bauer, Ph.D. .................    63   Executive Director of Corporate
                                                   Development and Director
Michael K. Hsu(2) ......................    49   Director
Hubert Huckel, M.D.(3) .................    66   Director
Marvin E. Jaffe, M.D.(2) ...............    61   Director
Konrad M. Weis, Ph.D.(1) ...............    69   Director
Kenneth J. Widder, M.D.(1)(3) ..........    45   Director
Ernst-Gunter Afting, M.D., Ph.D. .......    55   Director

----------

(1)  Member of Executive Committee

(2)  Member of Audit Committee

(3)  Member of Compensation Committee

     LOUIS R. BUCALO, M.D., see biographical information set forth above under "Executive Officers."

     VICTOR J. BAUER, Ph.D., has served as a director since November 1997. Dr. Bauer joined the Company in February 1997, and currently serves as Executive Director of Corporate Development. Since April 1996, Dr. Bauer has served as Chairman of the Board of Directors of Theracell. From December 1992 until February 1997, Dr. Bauer was a consultant to several companies in the pharmaceutical and biotechnology industries. Prior to that time, Dr. Bauer was with Hoechst-Roussel Pharmaceuticals Inc., where he served as President from 1988 through 1992. Dr. Bauer serves on the Board of Directors of IBAH, Inc.

     MICHAEL K. HSU has served as a director of the Company since March 1993. Mr. Hsu has served as Director-Corporate Finance of National Securities Corp. since November 1995. From November 1994 through October 1995, he served as Director-Corporate Finance of Coleman and Company Securities. From April 1992 through October 1994, Mr. Hsu served in the same capacity with RAS Securities. Mr. Hsu previously held various executive positions with Steinberg and Lyman Health Care Company, Ventana Venture Growth Fund, Asian Pacific Venture Group (Thailand) and D. Blech Company.

     HUBERT HUCKEL, M.D. has served as a director of the Company since October 1995. From 1964 until his retirement in December 1992, Dr. Huckel served in various positions with The Hoechst Group. At the time of his retirement, he was Chairman of the Board of Hoechst-Roussel Pharmaceuticals, Inc., Chairman and President of Hoechst-Roussel Agri-Vet Company and a member of the Executive Committee of Hoechst Celanese Corporation. He currently serves on the Board of Directors of Royce Laboratories, Inc. and Sano Corporation.

     MARVIN E. JAFFE, M.D., has served as a director of the Company since October 1995. From 1988 until April 1994, Dr. Jaffe served as President of R.W. Johnson Pharmaceutical Research Institute where he was responsible for the research and development activities in support of a number of Johnson & Johnson companies, including ORTHO-McNeil Pharmaceuticals, ORTHO Biotech and CILAG. From 1970 until 1988, he was Senior Vice President of Merck Research Laboratories. He currently serves on the Board of Directors of Chiroscience, plc and Immunomedics, Inc.

     KONRAD M. WEIS, PH.D., has served as a director of the Company since March 1993. Dr. Weis is Honorary Chairman and former President and Chief Executive Officer of Bayer Corporation. Dr. Weis serves as a director of PNC Equity Management Company, Michael Baker Company, and Dravo Company.

     KENNETH J. WIDDER, M.D., has served as a director of the Company since March 1993. Dr. Widder is Chairman of the Board of Molecular Biosystems, Inc. Dr. Widder serves on the Board of Directors of Wilshire Technologies, Inc. and Digivision.

     ERNST-GUNTER AFTING, M.D., PH.D., has served as a director of the Company since May 1996. Dr. Afting has served as the President of the GSF-National Center for Environment and Health, a government research center in Germany since 1995. From 1984 until 1995, he was employed in various capacities by the Hoechst Group, serving as Divisional Head of the Pharmaceuticals Division of the Hoechst Group from 1991 to 1993 and as President and Chief Executive Officer of Roussel Uclaf (a majority shareholder of Hoechst AG) in Paris from 1993 until 1995.

DIRECTOR COMPENSATION

     Non-employee directors are entitled to receive $2,000 for each Board and committee meeting attended, although certain directors forego such fees, and are reimbursed for their expenses in attending such meetings. Directors are not precluded from serving the Company in any other capacity and receiving compensation therefor. In addition, directors are entitled to receive options ("Director Options") pursuant to the Company's 1995 Stock Option Plan (the "1995 Plan"). Director Options are exercisable in four equal annual installments commencing six months from the date of grant and expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board of Directors. Dr. Bauer received Director Options to purchase 10,000 Shares at an exercise price of $5.56 per Share when he joined the Board of Directors in November 1997. In July 1997, each of the directors received Director Options to purchase 2,000 Shares at an exercise price of $2.88 per Share.

     Directors of the Company will also be entitled to receive automatic grants of options under the 1998 Stock Option Plan. See "Approval and Ratification of the Company's 1998 Stock Option Plan."

     During 1997, Dr. Huckel received $155,000 in consulting fees for services rendered in connection with the Company's licensing of Iloperidone from Hoescht Marrion Roussel, Inc. See "Certain Transactions."

BOARD COMMITTEES AND DESIGNATED DIRECTORS

     The Board of Directors has an Executive Committee, a Compensation Committee and an Audit Committee. The Executive Committee exercises all the power and authority of the Board of Directors in the management of the Company between Board meetings, to the extent permitted by law. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for officers and employees of the Company and may administer the Company's stock option plans. The Audit Committee reviews the results and scope of the audit and other accounting related matters.

     The Board of Directors met six times during 1997 and also took action by unanimous written consent. The Executive Committee met two times and also took action by unanimous written consent, and the Compensation Committee and Audit Committee each met one time. Each of the incumbent directors of the Company attended at least 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of any Committees of the Board on which such person served which were held during the time such person served.

     The Company has agreed, if requested by D.H. Blair Investment Banking Corp., the underwriter of the Company's initial public offering ("Blair"), to nominate a designee of Blair to the Company's Board of Directors until January 18, 2001.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 1997 (collectively, the "named executive officers") for services during the fiscal years ended December 31, 1997, 1996 and 1995:

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

Name and Principal Position                    Year      Salary       Bonus
---------------------------                    ----      ------       -----

Louis R. Bucalo ..........................     1997     $231,525     $58,721
  President and Chief                          1996     $210,000     $42,000(1)
  Executive Officer                            1995     $188,000(2)  $     0

Sunil R. Bhonsle .........................     1997     $190,991     $68,370
  Executive Vice President and                 1996     $185,000     $ 9,250(1)
  Chief Operating Officer                      1995     $  50,104    $     0

Richard C. Allen .........................     1997     $193,984     $77,096
  Executive Vice President(3)                  1996     $185,000     $15,500(1)
                                               1995     $166,000     $     0

Robert E. Farrell ........................     1997     $186,665     $18,500
  Executive Vice President and                 1996     $ 53,958     $     0
  Chief Financial Officer

----------

(1)  Bonuses pertain to fiscal year 1995 and were paid in 1997.

(2) A portion of the cash compensation paid to Dr. Bucalo during 1995 is allocable to the Operating Companies.

(3) Dr. Allen also serves as President and Chief Executive Officer of Theracell and President and Chief Operating Officer of ProNeura. Dr. Allen receives his entire salary from Theracell. Dr. Allen's bonus included $20,000 paid by the Company.


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the stock option grants made to the named executive officers during the fiscal year ended December 31, 1997. No stock appreciation rights were granted to these individuals during such year.

                                                                                               Potential
                                                                                           Realizable Value at
                                                                                             Assumed Annual
                          Number of                      Individual Grant                      Rates of
                         Securities     -----------------------------------------------       Stock Price
                         Underlying        % of Total                                       Appreciation For
                           Options      Options Granted     Exercise or                      Option Term (2)
                           Granted       to Employees       Base Price      Expiration     -------------------
Name                       (#)(1)       In Fiscal Year      ($/Sh) (1)         Date          5%          10%
----                     -----------    ---------------     -----------     -----------    ------       ------
Louis R. Bucalo.........   2,000             0.6%              $2.88         07/30/2007    $3,622       $9,180


---------

(1) Such options are exercisable in four equal annual installments commencing January 30, 1998. The exercise price may be paid in cash, in shares of common stock valued at the fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchase shares.

(2) Calculated by multiplying the exercise price by the annual appreciation rate shown (as prescribed by Securities and Exchange Commission ("SEC") rules and compounded for the term of the options), subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the options. These amounts are not intended to forecast possible future appreciation, if any, of the price of the Company's Shares and the actual value realized upon exercise of the options will depend on the fair market value of such Shares on the date of exercise.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1997 with respect to the named executive officers. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.

                                                   Number of Securities                   Value of
                                                 Underlying Unexercised           Unexercised in-the-Money
                                 Shares             Options at FY-End                Options at FY-End
                                Acquired       ---------------------------      ---------------------------
Name                         on Exercise(#)    Exercisable   Unexercisable      Exercisable   Unexercisable
----                         --------------    -----------   -------------      -----------   -------------
Louis R. Bucalo ............       -0-            270,876      360,067            $397,477     $  25,900
Sunil R. Bhonsle ...........       -0-            128,061      205,038(2)         $222,796     $272,305(2)
Richard C. Allen ...........       -0-             77,911       55,656(2)         $115,523     $132,025(2)
Robert E. Farrell ..........       -0-             37,500      112,500            $      0     $      0


---------

(1) Based on the fair market value of the Company's common stock at year-end, $5.625 per share, less the exercise price payable for such shares.

(2) A portion of employees options are immediately exercisable. Upon the employees cessation of service, the Company has the right to repurchase any shares acquired pursuant to said grant. The Company's right to repurchase shares expires in equal monthly installments over the five year period commencing on the date of grant. Options to which the Company's repurchase right has not expired are deemed unexercisable for purposes of this table.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

     The Company is a party to employment agreements with each of Dr. Bucalo, President and Chief Executive Officer of the Company, Sunil R. Bhonsle, Executive Vice President and Chief Operating Officer of the Company, Robert E. Farrell, Executive Vice President and Chief Financial Officer of the Company, and Richard C. Allen, Executive Vice President of the Company. All of the agreements contain confidentiality provisions.

     The agreement with Dr. Bucalo expires in February 2001 (as extended during 1997) and provides for a base annual salary of $210,000, subject to annual increases of 5% and bonuses of up to 25% at the discretion of the Board of Directors. In the event of the termination of the agreement with Dr. Bucalo, other than for reasons specified therein, the Company is obligated to make severance payments equal to his base annual salary for the greater of the balance of the term of the agreement or 18 months.

     The agreement with Mr. Bhonsle provides for a base annual salary of $185,000, subject to automatic annual increases, based on increases in the consumer price index, and bonuses of up to 20% at the discretion of the Board of Directors. In the event Mr. Bhonsle's employment is terminated other than for "good cause" (as defined), the Company is obligated to make severance payments equal to his base annual salary for six months. Mr. Bhonsle has also been granted certain options that vest over five years if he remains employed by the Company.

     The agreement with Mr. Farrell provides for a base annual salary of $185,000, subject to automatic annual increases, based on increases in the consumer price index, and bonuses of up to 20% at the discretion of the Board of Directors. In the event Mr. Farrell's employment is terminated other than for "good cause" (as defined), the Company is obligated to make severance payments equal to his base annual salary for six months. Mr. Farrell has also been granted certain options that vest over four years if he remains employed by the Company.

     Dr. Allen receives no salary from the Company (his primary compensation is from Theracell) but has been granted certain stock options which vest over five years if he remains employed by the Company.

     In the event of certain transactions, including those which may result in a change in control, unvested installments of options to purchase Shares pursuant to the Company's stock option plans may become subject to accelerated vesting. See "Approval and Ratification of the Company's 1998 Stock Option Plan."

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with, with the exception of Richard Allen who filed a Form 4 two months late and Lindsay Rosenwald who filed a Form 5 one month late.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

     The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of shareholder value, while at the same time attracting, motivating and retaining executive officers. The Compensation Committee's informal executive compensation philosophy (which applies generally to all executive officers of the Company, including the President and Chief Executive Officer) considers a number of factors, which may include:

     o providing levels of compensation competitive with companies in comparable industries which are at a similar stage of development and in the Company's geographic area;

     o integrating the compensation of the executive officers of the Company with the achievement of performance goals;

     o    rewarding above average corporate performance; and

     o recognizing and providing incentive for individual initiative and achievement.

     During fiscal 1997, all executive officers received base salaries pursuant to their employment agreements with the Company. See "Executive Compensation -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements." Further, during fiscal 1997 the compensation of executive officers was weighted in part toward bonus compensation contingent upon the Company achieving certain business and financial objective during the fiscal year. The Compensation Committee also endorses the position that equity ownership by the executive officers of the Company is beneficial in aligning their interests with those of the shareholders, especially in the enhancement of shareholder value by providing the executive officers with longer-term incentives. Accordingly, compensation structures for the executive officers of the Company generally include a combination of salary, bonuses and stock options. Base salary and bonus awards are determined based on a range of measures and internal targets set before the start of each fiscal year and in part by comparison to the compensation of executive officers of comparable biotechnology and pharmaceutical companies. The Compensation Committee considers the Company's performance under these measures and uses its subjective judgment and discretion in approving individual compensation.

     The Compensation Committee has implemented its policy on longer-term compensation to executive officers, including the chief executive officer, generally by granting to an executive officer upon joining the Company stock options with vesting over a period of 48 months commencing one year from the date of grant. During fiscal 1997, the Compensation Committee made a determination to implement an annual option grant program to executive officers to be based upon the findings in the Radford Associates-Biotechnology Compensation Survey, 1997.

         Hubert Huckel, M.D.
         Kenneth J. Widder, M.D.
         Lindsay Rosenwald, M.D.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 1997, the members of the Company's Compensation Committee were Dr. Huckel, Widder and Rosenwald. Dr. Huckel received consulting fees from the Company aggregating $155,000. See "Certain Transactions."

                      STOCK PRICE PERFORMANCE PRESENTATION

     The following chart compares the cumulative total shareholder return on the Company's Shares with the cumulative total shareholder return of (i) the Nasdaq Market Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 2834 (Pharmaceutical Preparations):


                   [GRAPHICAL REPRESENTATION OF CHART BELOW]

================================================================================


                                                        Cumulative Total Return
                                                      --------------------------
                                                      1/18/96    12/96     12/97
                                                      -------    -----     -----
TITAN PHARMACEUTICALS, INC. ........................    100       131        88
NASDAQ STOCK MARKERT (U.S.) ........................    100       123       151
NASDAQ PHARMACEUTICALS .............................    100       100       104

----------

(1) Assumes $100 invested on January 18, 1996 and assumes dividends reinvested. Measurement points are at the last trading day of the fiscal years ended December 31, 1996 and 1997. The material in this chart is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the 1934 Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

================================================================================

                              CERTAIN TRANSACTIONS

     In June and July of 1997, Dr. Hubert Huckel, a director of the Company, received an aggregate of $155,000 in consulting fees for services rendered in connection with the Company's consummation of the Hoescht Marrion Roussel, Inc. Agreement. Dr. Huckel was paid pursuant to a consulting agreement which provided for the payment of fees based upon a percentage of the up-front consideration paid by the Company upon completion of a licensing transaction with Dr. Huckel's assistance. The consulting agreement expired by its terms in January 1998.

                   APPROVAL AND RATIFICATION OF THE COMPANY'S
                             1998 STOCK OPTION PLAN

     On June 10, 1998, the Board of Directors adopted the Company's 1998 Stock Option Plan (the "1998 Plan"), a copy of which is attached hereto as Appendix A.

SUMMARY OF THE PLAN

     Under the 1998 Plan, pursuant to which 1,000,000 Shares are authorized for issuance, employees, officers and directors of, and consultants or advisers to, the Company and any subsidiary corporations are eligible to receive incentive stock options ("incentive options") within the meaning of Section 422 of the Code and/or options that do not qualify as incentive options ("non-qualified options"). The 1998 Plan, which expires in June 2008, is administered by the Board of Directors or a committee of the Board of Directors. The purposes of the 1998 Plan are to ensure the retention of existing executive personnel, key employees, directors, consultants and advisors who are expected to contribute to the Company's future growth and success and to provide additional incentive by permitting such individuals to participate in the ownership of the Company, and the criteria to be utilized by the Board of Directors or the committee in granting options pursuant to the 1998 Plan will be consistent with these purposes. The 1998 Plan provides for automatic grants of options to certain directors in the manner set forth below under "Directors' Options."

     Options granted under the 1998 Plan may be either incentive options or non-qualified options. Incentive options granted under the 1998 Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Shares on the date of the grant, except that the term of an incentive option granted under the 1998 Plan to a shareholder owning more than 10% of the outstanding voting power may not exceed five years and its exercise price may not be less than 110% of the fair market value of the shares on the date of grant. To the extent that the aggregate fair market value, as of the date of grant, of the Shares for which incentive options become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the portion of such option which is in excess of the $100,000 limitation will be treated as a nonqualified option. Options granted under the 1998 Plan to officers, directors or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within 90 days of the date of termination of the employment relationship or directorship. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within 12 months of the date of termination of the employment relationship or directorship. Upon the exercise of an option, payment may be made by cash, by surrender of Shares having a fair market value equal to the purchase price, by provisions for cashless exercise or by any other means that the Board of Directors or the committee determines. No options may be granted under the 1998 Plan after June 2008.

     Options may be granted only to such employees, officers and directors of, and consultants and advisors to, the Company or any subsidiary of the Company as the Board of Directors or the committee shall select from time to time in its sole discretion, provided that only employees of the Company or a subsidiary of the Company shall be eligible to receive incentive options. An optionee may be granted more than one option under the 1998 Plan. The Board of Directors or the committee will, in its discretion, determine (subject to the terms of the 1998
Plan) who will be granted options, the time or times at which options shall be granted, and the number of Shares subject to each option, whether the options are incentive options or nonqualified options, and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries and such other factors deemed relevant in accomplishing the purpose of the 1998 Plan.

     The 1998 Plan may be amended or terminated by the Board at any time. No amendment or termination may adversely affect any outstanding option without the written consent of the optionee. The foregoing summary of the 1998 Plan is qualified in its entirety by the specific language of the 1998 Plan.

DIRECTORS' OPTIONS

     The 1998 Plan provides for the automatic grant of stock options to purchase Shares to directors of the Company who beneficially own less than 10% of the outstanding Shares ("Eligible Directors"). Eligible Directors of the Company elected after the date hereof will be granted Director Options to purchase 10,000 shares of Common Stock on the date they are first elected or appointed a director, only in the event and to the extent that such options are not available under the 1995 Plan (an "Initial Director Option"). Further, commencing on the day immediately following the date of the annual meeting of shareholders for the Company's fiscal year ending December 31, 1997, each Eligible Director, other than directors who received an Initial Director Option since the last annual meeting, will be granted Director Options to purchase 3,000 shares of Common Stock ("Automatic Grant") on the day immediately following the date of each annual meeting of shareholders, as long as such director is a member of the Board of Directors. At such time as there are no options available under the 1995 Plan, the Automatic Grant shall increase to a Director Option to purchase 5,000 shares of Common Stock, inclusive of any portion of an automatic grant of a Director Option received by an Eligible Director under the 1995 Plan for such year. The exercise price for each Share subject to a Director Option shall be equal to the fair market value of the Common Stock on the date of grant. Director Options shall become exercisable in full twelve months from the date such options are granted and will expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board of Directors, unless such Director Option is an incentive option in which case such Director Option shall be subject to additional terms and conditions.

FEDERAL INCOME TAX CONSEQUENCES

     Under current tax law, there are no Federal income tax consequences to either the employee or the Company on the grant of non-qualified options if granted under the terms set forth in the 1998 Plan. Upon exercise of a non-qualified option, the excess of the fair market value of the Shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary income to the optionee in the year it is exercised and is deductible by the Company as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the Shares are subject to vesting restrictions conditioned on future employment or the holder is subject to the short-swing profits liability restrictions of Section 16(b) of the 1934 Act (i.e., is an executive officer, director or 10% shareholder of the Company) then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under Section 83(b) of the Code to report such income currently without regard to such restrictions. The optionee's basis in the Shares will be equal to the fair market value on the date taxation is imposed and the holding period commences on such date.

     Holders of incentive options incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until three months before such exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the Shares received upon exercise of an incentive stock option for regular income tax purposes will be the option price of such Shares. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

     If the holder of Shares acquired through exercise of an incentive option sell such Shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the Shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

     At the time of sale of Shares received upon exercise of an option (other than a Disqualifying Disposition of Shares received upon the exercise of an incentive option), any gain or loss is deemed long-term or short-term capital gain or loss, depending upon the holding period. The holding period for Federal income tax purposes for long-term capital gains taxed at 28% is more than one year but not more than 18 months. The holding period for Federal income tax purposes long-term capital gains taxed at 20% is more than 18 months. In general, the holding period for long-term capital losses is more than one year, subject to rules setting priorities for offsetting such losses against long-term capital gains taxed at the 20% and 28% rates.

     The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the 1998 Plan. For instance, the treatment of options under state and local tax laws, which is not described above, may differ from the treatment for Federal income tax purposes.

     As of June 22, 1998, approximately 24 of the Company's employees were eligible to participate in the 1998 Plan. On such date, the closing price of the Company's Shares on the Nasdaq SmallCap Market was $4.75. In June 1998, options to purchase an aggregate of 157,000 Shares at an exercise price of $5.30 per Share were granted to executive officers of the Company, of which options to purchase 26,135 Shares were granted under the 1998 Plan, subject to shareholder approval, as follows:

Name and Position                           Number of Shares  Dollar Value($)(1)
-----------------                           ----------------  ------------------
Louis R. Bucalo, M.D., President
  and Chief Executive Officer .............      9,855         $32,817/$83,275

Sunil R. Bhonsle, Executive Vice
  President and Chief Operating
  Officer .................................      6,925         $23,060/$58,516

Richard C. Allen, Executive Vice
  President ...............................      5,543         $18,458/$46,838

Robert E. Farrell, Executive Vice
  President and Chief Financial
  Officer .................................      3,812         $12,694/$32,211

All current executive officers as
  a group .................................     26,135         $87,029/$220,840

All current directors who are not
  executive officers as a group ...........          0                0

All employees, including all
  current officers who are not
  executive officers, as a group ..........          0                0

---------

(1) Calculated by multiplying the exercise price by an annual appreciation rate of 5% and 10%, respectively (and compounded for the term of the options), subtracting the exercise price per Share and multiplying the gain per Share by the number of Shares covered by the options. These amounts are not intended to forecast possible future appreciation, if any, of the price of the Shares. The actual value realized upon exercise of the options to purchase Shares will depend on the fair market value of the Shares on the date of exercise.

     Future grants under the 1998 Plan have not yet been determined.

     The affirmative vote of the holders of the majority of the Shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter is required to approve and ratify the 1998 Plan. In the event stockholder approval of the 1998 Plan is not obtained by June 1999, any incentive options granted under the 1998 Plan will become non-qualified stock options and no future incentive options may be granted under the 1998 Plan. The Board of Directors recommends a vote FOR the proposed approval and ratification of the 1998 Plan, and the persons named in the accompanying proxy will vote in accordance with the choice specified thereon or, if no choice is properly indicated, in favor of the approval and ratification.

                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Management of the Company recommends the appointment of Ernst & Young LLP, independent certified public accountants, as the Company's independent auditors. Ernst & Young LLP has been the Company's auditors for the past three fiscal years and has no direct or indirect financial interest in the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.

                                     GENERAL

     The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

     The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

     The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 1997 (as filed with the Securities and Exchange Commission) including the financial statements thereto. All such requests should be directed to Sunil Bhonsle, 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

                              SHAREHOLDER PROPOSALS

     The Annual Meeting of Shareholders for the fiscal year ending December 31, 1998 is expected to be held in July 1999. All proposals intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's executive office no later than April 25, 1999, for inclusion in the Proxy Statement and form of proxy related to that meeting.


                                          By Order of the Board of Directors,


                                          Louis R. Bucalo, M.D.,
                                          President and Chief Executive Officer


Dated: June 29, 1998

                                                                     APPENDIX A


                           TITAN PHARMACEUTICALS, INC.

                             1998 STOCK OPTION PLAN


1. Purpose.

     The purpose of this plan (the "Plan") is to secure for Titan Pharmaceuticals, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2. Type of Options and Administration.

     (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of
Section 422 of the Code.

     (b) Administration. The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Committee may in its sole discretion grant options to purchase shares of the Company's Common Stock, $.001 par value per share ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

     (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, subject to the last sentence of Section 3(b), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3. Eligibility.

     (a) General. Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company or any subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code ("Participants") provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Committee shall so determine.

     (b) Grant of Options to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors,
(ii) by a committee consisting of two or more directors having full authority to act in the matter, each of whom shall be an "Independent Director" as defined by Rule 1.62-27 of the Code or (iii) pursuant to provisions for automatic grants set forth in Section 3(c) below.

     (c) Directors' Options. Directors of the Company who are not stockholders of the Company owning in excess of 10% of the outstanding Common Stock of the Company ("Eligible Directors") will be granted a Director Option to purchase 10,000 shares of Common Stock on the date that such person is first elected or appointed a director ("Initial Director Option"), in the event and to the extent that such options are not available under the Company's 1995 Stock Option Plan (the "1995 Plan"). Commencing on the day immediately following the date of the annual meeting of stockholders for the Company's fiscal year ending December 31, 1997, each Eligible Director, other than Eligible Directors who received an Initial Director Option since the most recent automatic grant ("Automatic Grant"), will receive an Automatic Grant of a Director Option to purchase 3,000 shares of Common Stock on the day immediately following the date of each annual meeting of stockholders, as long as such director is a member of the Board of Directors. At such time as there are no options available under the 1995 Plan, the Automatic Grant shall increase to a Director Option to purchase 5,000 shares of Common Stock, inclusive of any portion of an automatic grant of a Director Option received by an Eligible Director under the 1995 Plan for such year. The exercise price for each share subject to a Director Option shall be equal to the fair market value of the Common Stock on the date of grant. Director Options shall become exercisable in full twelve months from the date such options are granted and will expire the earlier of 10 years after the date of grant or 90 days after the termination of the director's service on the Board, unless such Director Option is an Incentive

Stock Option in which case such Director Option shall be subject to the additional terms and conditions set forth in Section 11.

4. Stock Subject to Plan.

     The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,000,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5. Forms of Option Agreements.

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6. Purchase Price.

     (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange (including the Nasdaq National Market) on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

     (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, by surrender of shares having a Fair Market Value equal to the purchase price, or by any other means, including pursuant to provisions for cashless exercise, which the Board of Directors or Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board).

7. Option Period.

     Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than 10 years after the date on which the option is granted.

8. Exercise of Options.

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

9. Nontransferability of Options.

     No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

10. Effect of Termination of Employment or Other Relationship.

     Except as provided in Section 11(d) with respect to Incentive Stock Options and except as otherwise determined by the Committee at the date of grant of an Option, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three months following the termination of the optionee's employment or other relationship with the Company or within one year if such termination was due to the death or disability of the optionee but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

11. Incentive Stock Options.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

          (ii) The option exercise period shall not exceed five years from the date of grant.

     (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

     (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

          (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12. Additional Provisions.

     (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).

13. General Restrictions.

     (a) Investment Representations. The Company may require any person to whom an Option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award, for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock, including any "lock-up" or other restriction on transferability.

     (b) Compliance With Securities Law. Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or automated quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14. Rights as a Stockholder.

     The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. Adjustment Provisions for Recapitalizations, Reorganizations and Related Transactions.

     (a) Recapitalizations and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under or otherwise referred to in the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

     (b) Reorganization, Merger and Related Transactions. All outstanding Options under the Plan shall become fully exercisable for a period of sixty (60) days following the occurrence of any Trigger Event, whether or not such Options are then exercisable under the provisions of the applicable agreements relating thereto. For purposes of the Plan, a "Trigger Event" is any one of the following events:

          (i) the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of shares purchased pursuant to such offer;

          (ii) the date the Company acquires knowledge that any person or group deemed a person under Section 13(d)-3 of the Exchange Act (other than the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding shares of Common Stock or other securities of the Company for or pursuant to the terms of any such plan or any individual or entity or group or affiliate thereof which acquired its beneficial ownership interest prior to the date the Plan was adopted by the Board), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class or stock to elect directors by a separate class vote) to which all shareholders of the Company would be entitled in the election of the Board of Directors were an election held on such date; and

          (iii) the date of approval by the stockholders of the Company of an agreement (a "reorganization agreement") providing for:

          (A) The merger of consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 80% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of such corporation would be entitled in the election of directors or where the members of the Board of Directors of the Company, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation; or

          (B) The sale or other disposition of all or substantially all the assets of the Company.

     (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. Merger, Consolidation, Asset Sale, Liquidation, etc.

     (a) General. In the event of any sale, merger, transfer or acquisition of the Company or substantially all of the assets of the Company in which the Company is not the surviving corporation, and provided that after the Company shall have requested the acquiring or succeeding corporation (or an affiliate thereof), that equivalent options shall be substituted and such successor corporation shall have refused or failed to assume all options outstanding under the Plan or issue substantially equivalent options, then any or all outstanding options under the Plan shall accelerate and become exercisable in full immediately prior to such event. The Committee will notify holders of options under the Plan that any such options shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the options will terminate upon expiration of such notice.

     (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17. No Special Employment Rights.

     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18. Other Employee Benefits.

     Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19. Amendment of the Plan.

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect; provided, however, that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Directors may not effect such modification or amendment without such approval; and provided, further, that the provisions of Section 3(c) hereof shall not be amended more than once every six months, other than to comport with changes in the Code, the Employer Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     (b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify
(i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

20. Withholding.

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and
(ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

     (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21. Cancellation and New Grant of Options, Etc.

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22. Effective Date and Duration of the Plan.

     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 21) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23. Provision for Foreign Participants.

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

24. Governing Law.

     The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

     Adopted by the Board of Directors on June 10, 1998.

PROXY

                           TITAN PHARMACEUTICALS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Louis R. Bucalo or Sunil Bhonsle as proxy to represent the undersigned at the Annual Meeting of Shareholders to be held at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on July 24, 1998 at 9:30 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock or Preferred Stock the undersigned would be entitled to vote if personally present, as indicated below.

     1.   Election of Directors

          FOR all nominees listed below |_|          WITHHOLDING AUTHORITY  |_|
          (except as marked to the                   to vote for all nominees
          contrary below)                            listed below

          Louis R. Bucalo, M.D., Ernst-Gunter Afting, Victor J. Bauer, Ph.D., Michael K. Hsu, Hubert Huckel, M.D., Marvin E. Jaffe, M.D., Konrad M. Weis, Ph.D. and Kenneth J. Widder, M.D.

     (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

     2. Approval and ratification of the adoption of the Company's 1998 Stock Option Plan

               FOR |_|              AGAINST |_|               ABSTAIN |_|

     3. Approval of the appointment of Ernst & Young LLP as independent auditors.

               FOR |_|              AGAINST |_|               ABSTAIN |_|

        THE SHARES OF COMMON STOCK OR PREFERRED STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED; HOWEVER, IF NO DIRECTION IS GIVEN, THE SHARES OF COMMON STOCK OR PREFERRED STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, FOR THE APPROVAL AND RATIFICATION OF THE 1998 STOCK OPTION PLAN AND FOR THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

     If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

                                            DATED:______________________, 1998


                                            ____________________________________
                                            Signature


                                            ____________________________________
                                            Signature if held jointly

                                            (Please date, sign as name appears
                                            at the left, and return promptly. If
                                            the shares are registered in the
                                            names of two or more persons, each
                                            person should sign. When signing as
                                            Corporate Officer, Partner,
                                            Executor, Administrator, Trustee or
                                            Guardian, please give full title.
                                            Please note any changes in your
                                            address alongside the address as it
                                            appears in the proxy.)